EXHIBIT 10.68

THE BANK OF KENTUCKY, INC.

CONFIRMATION
To:        Wessco, LLC
7100 Grade Loan
Louisville, KY 40213

Attn:        Alan Schoering
Email:        aschroering@isa-inc.com

From:        The Bank of Kentucky, Inc.
Date:        17th October, 2013
Our Ref:    37571

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between The Bank of Kentucky, Inc. and Wessco, LLC (the “Counterparty”) on the Trade Date specified below (the “Swap Transaction”). This letter agreement constitutes a “Confirmation” as referred to in the Master Agreement specified below.

1. The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the “Definitions”) are incorporated into this Confirmation.

This Confirmation supplements, forms a part of, and is subject to, a certain ISDA Master Agreement (the “Master Agreement”) which has been, or will be executed between Counterparty and The Bank of Kentucky, Inc.. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision on the Master Agreement.

2. This Confirmation constitutes a Swap Transaction under the Master Agreement and the terms of the Swap Transaction to which this Confirmation relates are as follows:

Wessco, LLC
Our ref: 37571
____________________________________________________________________________________________________

Notional Amount:	For each Calculation Period, the amount listed under the heading “Notional Amount” in Schedule A, attached.

Trade Date:	17th October, 2013

Effective Date:	17th October, 2013

Termination Date:	1st October, 2018
Fixed Amounts:

Fixed Rate Payer:	Wessco, LLC

Fixed Rate Payer	Commencing the 1st day of November, 2013 and monthly thereafter on the 1st Payment Dates: calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing November, 2013 and ending on the Termination Date. No Adjustment.

Fixed Rate:	4.74000%

Fixed Rate Day	Act/360
Count Fraction:
Floating Amounts:

Floating Rate Payer:	The Bank of Kentucky, Inc.

Floating Rate Payer	Commencing the 1st day of November, 2013 and monthly thereafter on the 1st Payment Dates: calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing November, 2013 and ending on the Termination Date. No Adjustment.

Floating Rate for Initial	3.67375% inclusive of Spread
Calculation Period:

Floating Rate Option:	USD-LIBOR-BBA

Wessco, LLC
Our ref: 37571
____________________________________________________________________________________________________

Designated Maturity:	1 Month

Spread:	3.50000%

Floating Rate Day	Act/360
Count Fraction:

Reset Dates:	The first day of each Floating Rate Payer Calculation Period

Calculation Agent:	The Bank of Kentucky, Inc.

Business Days:	New York, London
Other Terms            Counterparty is electing under section 2(h)(7)(B) of the Commodity Exchange Act and Conditions:            (7 U.S.C. §(h)(7)(B)) not to present this Swap Transaction to a Derivatives
Clearing Organization for clearing.

Payment method:	Account ending in 1040
Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation and returning it to us.
Regards,
The Bank of Kentucky, Inc.

By: /s/ Martin J. Gerrety______________________

Name: Martin J. Gerrety_______________________
EVP and CFO

Accepted and confirmed as
of the Trade Date

Wessco, LLC a Delaware limited liability company

By: Industrial Services of America, Inc, a Florida Corporation, its Manager

By: /s/ Alan Schroering__________________
Name:    Alan Schroering
Title:    VP Finance and interim CFO
Date:    10/18/13

Wessco, LLC
Our ref: 37571
____________________________________________________________________________________________________

Schedule A

Period Start	Period End	Notional Amount (USD)	Notional Amortization
17-Oct-13	01-Nov-13	3,000,000.00	45,286.00
01-Nov-13	01-Dec-13	2,954,714.00	45,286.00
01-Dec-13	01-Jan-14	2,909,428.00	45,286.00
01-Jan-14	01-Feb-14	2,864,142.00	45,286.00
01-Feb-14	01-Mar-14	2,818,856.00	45,286.00
01-Mar-14	01-Apr-14	2,773,570.00	45,286.00
01-Apr-14	01-May-14	2,728,284.00	45,286.00
01-May-14	01-Jun-14	2,682,998.00	45,286.00
01-Jun-14	01-Jul-14	2,637,712.00	45,286.00
01-Jul-14	01-Aug-14	2,592,426.00	45,286.00
01-Aug-14	01-Sep-14	2,547,140.00	45,286.00
01-Sep-14	01-Oct-14	2,501,854.00	45,286.00
01-Oct-14	01-Nov-14	2,456,568.00	47,542.00
01-Nov-14	01-Dec-14	2,409,026.00	47,542.00
01-Dec-14	01-Jan-15	2,361,484.00	47,542.00
01-Jan-15	01-Feb-15	2,313,942.00	47,542.00
01-Feb-15	01-Mar-15	2,266,400.00	47,542.00
01-Mar-15	01-Apr-15	2,218,858.00	47,542.00
01-Apr-15	01-May-15	2,171,316.00	47,542.00
01-May-15	01-Jun-15	2,123,774.00	47,542.00
01-Jun-15	01-Jul-15	2,076,232.00	47,542.00
01-Jul-15	01-Aug-15	2,028,690.00	47,542.00
01-Aug-15	01-Sep-15	1,981,148.00	47,542.00
01-Sep-15	01-Oct-15	1,933,606.00	47,542.00
01-Oct-15	01-Nov-15	1,886,064.00	49,889.00
01-Nov-15	01-Dec-15	1,836,175.00	49,889.00
01-Dec-15	01-Jan-16	1,786,286.00	49,889.00
01-Jan-16	01-Feb-16	1,736,397.00	49,889.00
01-Feb-16	01-Mar-16	1,686,508.00	49,889.00
01-Mar-16	01-Apr-16	1,636,619.00	49,889.00
01-Apr-16	01-May-16	1,586,730.00	49,889.00
01-May-16	01-Jun-16	1,536,841.00	49,889.00
01-Jun-16	01-Jul-16	1,486,952.00	49,889.00

Wessco, LLC
Our ref: 37571
____________________________________________________________________________________________________

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Jul-16	01-Aug-16	1,437,063.00	49,889.00
01-Aug-16	01-Sep-16	1,387,174.00	49,889.00
01-Sep-16	01-Oct-16	1,337,285.00	49,889.00
01-Oct-16	01-Nov-16	1,287,396.00	52,391.00
01-Nov-16	01-Dec-16	1,235,005.00	52,391.00
01-Dec-16	01-Jan-17	1,182,614.00	52,391.00
01-Jan-17	01-Feb-17	1,130,223.00	52,391.00
01-Feb-17	01-Mar-17	1,077,832.00	52,391.00
01-Mar-17	01-Apr-17	1,025,441.00	52,391.00
01-Apr-17	01-May-17	973,050.00	52,391.00
01-May-17	01-Jun-17	920,659.00	52,391.00
01-Jun-17	01-Jul-17	868,268.00	52,391.00
01-Jul-17	01-Aug-17	815,877.00	52,391.00
01-Aug-17	01-Sep-17	763,486.00	52,391.00
01-Sep-17	01-Oct-17	711,095.00	52,391.00
01-Oct-17	01-Nov-17	658,704.00	54,425.00
01-Nov-17	01-Dec-17	604,279.00	54,425.00
01-Dec-17	01-Jan-18	549,854.00	54,425.00
01-Jan-18	01-Feb-18	495,429.00	54,425.00
01-Feb-18	01-Mar-18	441,004.00	54,425.00
01-Mar-18	01-Apr-18	386,579.00	54,425.00
01-Apr-18	01-May-18	332,154.00	54,425.00
01-May-18	01-Jun-18	277,729.00	54,425.00
01-Jun-18	01-Jul-18	223,304.00	54,425.00
01-Jul-18	01-Aug-18	168,879.00	54,425.00
01-Aug-18	01-Sep-18	114,454.00	54,425.00
01-Sep-18	01-Oct-18	60,029.00	60,029.00